UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2026

LESLIE’S, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39667	20-8397425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2005 East Indian School Road
Phoenix, Arizona		85016
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (602) 366-3999

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	LESL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 24, 2026, Leslie’s, Inc. (the “Company”) held its 2026 annual meeting of shareholders (the "2026 Annual Meeting"). At the 2026 Annual Meeting, shareholders: (i) approved the (a) election of three Class II directors, each to serve for a one-year term expiring at the 2027 annual meeting of the shareholders (the “2027 Annual Meeting”) or until their successors are duly elected and qualified, or until their earlier death, resignation, retirement, disqualification or removal; and (b) approved the election of one Class III director, to serve for a one-year term expiring at the 2027 Annual Meeting or until his successor is duly elected and qualified, or until his earlier death, resignation, retirement, disqualification or removal; (ii) ratified the selection of Grant Thornton LLP as the independent registered public accounting firm for the Company for the fiscal year ending October 3, 2026; (iii) approved on a non-binding advisory basis, the compensation paid to the Company's named executive officers; (iv) did not approve the proposed Amendments to the Certificate of Incorporation of Leslie’s, Inc. to remove and replace supermajority voting requirements; and (v) approved the adoption of the Leslie’s, Inc. Amended and Restated 2020 Omnibus Incentive Plan.

Set forth below are the votes cast for, against, or withheld, as well as the number of abstentions and broker non-votes, as to each item of business at the 2026 Annual Meeting, as applicable:

(1) Election of three Class II director nominees and one Class III director nominee:

(1.01 - 1.03) Class II Nominees

Director Nominee	For	Withheld	Broker Non-Votes
Seth Estep	4,265,281	565,351	1,937,021
Lorna Nagler	4,673,515	157,117	1,937,021
John Strain	4,081,977	748,655	1,937,021

(1.04) Class III Nominee

Director Nominee	For	Withheld	Broker Non-Votes
John Hartmann	4,700,317	130,315	1,937,021

(2) Ratification of selection of Grant Thornton LLP as the Company's Independent Registered Public Accounting Firm for the fiscal year ending October 3, 2026.

For	Against	Abstain	Broker Non-Votes
6,575,206	191,295	1,152	-

(3) Non-Binding, Advisory Vote to Approve Named Executive Officer Compensation.

For	Against	Abstain	Broker Non-Votes
4,270,495	454,578	105,559	1,937,021

(4) Did not approve amendments to the Certificate of incorporation of Leslie's, Inc. to remove and replace supermajority voting requirements.

For	Against	Abstain	Broker Non-Votes
4,523,294	205,271	102,067	1,937,021

(5) Approval of the Leslie's Inc. Amended and Restated 2020 Omnibus Incentive Plan.

For	Against	Abstain	Broker Non-Votes
4,364,447	360,524	105,661	1,937,021

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Leslie's Inc. Amended and Restated 2020 Omnibus Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LESLIE’S, INC.

By:	/s/ Benjamin Lindquist
Name:	Benjamin Lindquist
Title:	Senior Vice President, General Counsel & Corporate Secretary

Date: March 26, 2026